Exhibit 10.5

U.S. Small Business Administration NOTE

SBA Loan #	46872371-06
SBA Loan Name	BZRTH Inc.
Date	04-13-2020
Loan Amount	$175,500.00
Interest Rate	1.00%
Borrower	BZRTH Inc.
Operating Company	N/A
Lender	ROYAL BUSINESS BANK

1.	PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of One Hundred Seventy-five Thousand Five Hundred and 00/100 Dollars , interest on the unpaid principal balance, and all other amounts required by this Note.

2.	DEFINITIONS:

"Collateral" means any property taken as security for payment of this Note or any guarantee of this Note.

"Guarantor" means each person or entity that signs a guarantee of payment of this Note.

"Loan" means the loan evidenced by this Note.

"Loan Documents" means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

"SBA" means the Small Business Administration, an Agency of the United States of America.

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3.	PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

Initial Deferment Period: No payments are due on this loan for 6 months from the date of first disbursement of this loan. Interest will continue to accrue during the deferment period.

Loan Forgiveness: Borrower may apply to Lender for forgiveness of the amount due on this loan in an amount equal to the sum of the following costs incurred by Borrower during the 8-week period beginning on the date of first disbursement of this loan:

a. Payroll costs

b. Any payment of interest on a covered mortgage obligation (which shall not include any prepayment of or payment of principal on a covered mortgage obligation)

c. Any payment on a covered rent obligation

d. Any covered utility payment

The amount of loan forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the Paycheck Protection Program, including the provisions of Section 1106 of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) (P.L. 116-136). Not more than 25% of the amount forgiven can be attributable to non-payroll costs. Borrower has received an EIDL advance in the amount of $0.00. That amount shall be reduced from the loan forgiveness amount.

Maturity: This Note will mature two years from date of first disbursement of this loan.

Repayment Terms: The interest rate on this Note is one percent per year. The interest rate is fixed and will not be changed during the life of the loan.

After the loan forgiveness, the outstanding balance will be amortized until Maturity date. Interest will accrue from the date of initial disbursement.

Lender will apply each installment payment first to pay interest accrued to the day Lender received the payment, then to bring principal current, and will apply any remaining balance to reduce principal.

Loan Prepayment: Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note at any time without penalty. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: a. Give Lender written notice; b. Pay all accrued interest; and c. If the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days interest from the date Lender received the notice, less any interest accrued during the 21 days and paid under b. of this paragraph. If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice.

Non-Recourse. Lender and SBA shall have no recourse against any individual shareholder, member or partner of Borrower for non-payment of the loan, except to the extent that such shareholder, member or partner uses the loan proceeds for an unauthorized purpose.

All remaining principal and accrued interest is due and payable 2 years from date of initial disbursement.

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4. DEFAULT: Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.	Fails to do anything required by this Note and other Loan Documents;
B.	Defaults on any other loan with Lender;
C.	Does not preserve, or account to Lender's satisfaction for, any of the Collateral or its proceeds;
D.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;
E.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
F.	Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note;
G.	Fails to pay any taxes when due
H.	Becomes the subject of a proceeding under any bankruptcy or insolvency law;
I.	Has a receiver or liquidator appointed for any part of their business or property;
J.	Makes an assignment for the benefit of creditors;
K.	Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;
L.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or
M.	Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

5. LENDER'S RIGHTS IF THERE IS A DEFAULT: Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all amounts owing under this Note;
B.	Collect all amounts owing from any Borrower or Guarantor;
C.	File suit and obtain judgment;
D.	Take possession of any Collateral; or
E.	Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6. LENDER'S GENERAL POWERS: Without notice and without Borrower's consent, Lender may:

A.	Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;
B.	Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;
C.	Release anyone obligated to pay this Note;
D.	Compromise, release, renew, extend or substitute any of the Collateral; and
E.	Take any action necessary to protect the Collateral or collect amounts owing on this Note.

7. WHEN FEDERAL LAW APPLIES: When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

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8. SUCCESSORS AND ASSIGNS: Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9. GENERAL PROVISIONS:

A.	All individuals and entities signing this Note are jointly and severally liable.
B.	Borrower waives all suretyship defenses.
C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.
D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
E.	Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.
F.	If any part of this Note is unenforceable, all other parts remain in effect.
G.	To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

10. STATE-SPECIFIC PROVISIONS:

NONE

11. BORROWER'S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

BORROWER:

BZRTH Inc.

By /s Chenlong Tan                                           4/16/2020

Chenlong Tan, Authorized Signer of BZRTH Inc.

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CUSTOMER INFORMATION PROFILE CUSTOMER INFORMATION LaserPro, Ver. 20.1.10.070 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - CA C: \ APPS \ HARLAND \ CFI \ LPL \ CIP.FC TR - 2416 PR - 7 BZRTH Inc. Customer Name: Customer Type: Street Address: BZRTH Inc. Corporation 2399 Bateman Ave. Duarte, CA 91010 (714) 318 - 1386 Mailing Address: Primary Phone Number: Cell Phone Number: IDENTIFICATION Taxpayer ID: 82 - 5144171 Primary ID: ID Number : Issue Date : Issued By : Taxpayer ID Applied For Secondary ID: ID Number : Issue Date : Issued By : ACCOUNT INFORMATION Branch Location: Bank Rep. Name: Product Type Loan Number Opening Date SBA 7A 5152698000 04 - 13 - 2020 RESULTS OF DOCUMENTARY VERIFICATION Customer's Identity has been verified using the above described identification documents Verification Method: Unable to verify customer's identity Explanation and resolution of discrepancies: RESULTS OF NON - DOCUMENTARY VERIFICATION Customer's Identity has been verified using the non - documentary methods described below: ChexSystems SM Verification Logical Verification Other Credit Report Obtained Fraud/Bad Check Database Checked Financial Statement Reference Check Other Unable to verify customer's identity (explanation and resolution of discrepancies): COMPARISON WITH GOVERNMENT LISTS Does customer's name appear on any list of known or suspected terrorists or terrorist organizations issued by any Federal government agency? Yes No VERIFICATION CONDUCTED BY (Employee Name) ROYAL BUSINESS BANK (Date)

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CUSTOMER INFORMATION PROFILE

Tan, Chenlong

CUSTOMER INFORMATION

Customer Name: Chenlong Tan
Customer Type: Individual
Street Address: 2399 Bateman Ave.
Duarte, CA 91010
Mailing Address:
Primary Phone Number: (714) 318-1386
Cell Phone Number:
Employer/Occupation:

IDENTIFICATION

Taxpayer ID: 625-55-0745
☐ Taxpayer ID Applied For
Birth Date:

Primary ID:
ID Number:
Issue Date:
Exp. Date:
Issued By:

Secondary ID:
ID Number:
Issue Date:
Exp. Date:
Issued By:

ACCOUNT INFORMATION

Branch Location:
Bank Rep. Name:

Product Type	Loan Number	Opening Date
SBA 7A	5152698000	04-13-2020

RESULTS OF DOCUMENTARY VERIFICATION

☐ Customer's Identity has been verified using the above described identification documents
Verification Method:

☐ Unable to verify customer's identity
Explanation and resolution of discrepancies:

RESULTS OF NON-DOCUMENTARY VERIFICATION

Customer's Identity has been verified using the non-documentary methods described below:

☐ ChexSystems℠ Verification
☐ Credit Report Obtained
☐ Financial Statement
☐ Logical Verification
☐ Fraud/Bad Check Database Checked
☐ Reference Check
☐ Other ______________________
☐ Other ______________________

☐ Unable to verify customer's identity (explanation and resolution of discrepancies):

COMPARISON WITH GOVERNMENT LISTS

Does customer's name appear on any list of known or suspected terrorists or terrorist organizations issued by any Federal government agency? ☐ Yes ☐ No

VERIFICATION CONDUCTED BY

______________________ (Employee Name)

______________ (Date)

ROYAL BUSINESS BANK

LaserPro, Ver. 20.1.10.070 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - CA C:\APPS\HARLAND\CFI\LPL\CIP.FC TR-2416 PR-7

*515269800082514417104132020* DISBURSEMENT REQUEST AND AUTHORIZATION Principal $175,500.00 Loan Date 04 - 13 - 2020 Maturity 04 - 01 - 2022 Loan No 5152698000 Call / Coll Account Officer Initials References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations. Borrower: BZRTH Inc. 2399 Bateman Ave. Duarte, CA 91010 Lender: ROYAL BUSINESS BANK 1055 Wilshire Boulevard, Suite 1220 Los Angeles, CA 90017 LOAN TYPE. This is a Fixed Rate (1.000%) Nondisclosable SBA Loan to a Corporation for $175,500.00 due on April 1, 2022. PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for: Personal, Family, or Household Purposes or Personal Investment. X Business (Including Real Estate Investment). SPECIFIC PURPOSE. The specific purpose of this loan is: Paycheck Protection Program. DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $175,500.00 as follows: Amount paid to Borrower directly: $175,500.00 Deposited to Checking Account # 630282153 (SBA LOAN #46872371 - 06) $175,500.00 Note Principal: $175,500.00 NOTARY FEE . BORROWER IS RESPONSIBLE TO PAY LENDER NOTARY FEE TO USE LENDER'S NOTARY SERVICE . LENDER WILL DEBIT BORROWER'S CHECKING/SAVING ACCOUNT FOR THE SUBJECT FEE IF NOTARY FEE IS NOT FINANCED FROM LOAN . FINANCIAL CONDITION . BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER . THIS AUTHORIZATION IS DATED APRIL 13 , 2020 . BORROWER: BZRTH INC. By: Chenlong Tan, Authorized Signer of BZRTH Inc. LaserPro, Ver. 20.1.10.070 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - CA C: \ APPS \ HARLAND \ CFI \ LPL \ I20.FC TR - 2416 PR - 7 04/16/2020

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FACSIMILE TRANSMITTED AND EMAIL AUTHORIZATION Principal $175,500.00 Loan Date 04 - 13 - 2020 Maturity 04 - 01 - 2022 Loan No 5152698000 Call / Coll Account Officer Initials References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations. Borrower: BZRTH Inc. 2399 Bateman Ave. Duarte, CA 91010 Lender: ROYAL BUSINESS BANK 1055 Wilshire Boulevard, Suite 1220 Los Angeles, CA 90017 This FACSIMILE TRANSMITTED AND EMAIL AUTHORIZATION is attached to and by this reference is made a part of the Disbursement Request and Authorization, dated April 13 , 2020 , and executed in connection with a loan or other financial accommodations between ROYAL BUSINESS BANK and BZRTH Inc . Your completion of this Facsimile Transmitted and Email Authorization ("Authorization") authorizes Royal Business Bank ( hereinafter referred to as "Lender") to execute any services that you may request via facsimile or email for any present or future account established under the account name listed above on this Authorization . By signing below, you agree to indemnify and hold harmless Lender and each and all of its directors, officers, employees, agents and representatives, and each of them, from any and all claims, demands, liabilities, damages, expenses, attorney's fees, and causes of action, whether known or unknown, arising from Lender's reliance on this Authorization and the performance by Lender of any service requested by you via facsimile or email . You agree that the indemnification set forth on this Authorization ("Indemnification") is unconditional and that you hereby waive any and all defenses to the enforcement of this Indemnification . You agree that this Authorization shall be binding on your heirs, representatives, successors and assigns, and shall inure to the benefit of Lender and each and all of its successors, representatives and assigns . If you are signing as a representative of an entity, the entity does hereby represent and warrant that it is duly organized, validly existing and it has all necessary power and authority to execute and deliver this Authorization, and that you are empowered to sign on behalf of such organization . This Authorization shall be governed by the laws of the State of California . This Authorization is to remain in full force and effect until Lender has received written or phone notification from you of its termination at such time and in such manner as to give Lender reasonable time and opportunity to act on it . Please sign below exactly as the account is registered with Lender . THIS FACSIMILE TRANSMITTED AND EMAIL AUTHORIZATION IS EXECUTED ON APRIL 13, 2020. BORROWER: BZRTH INC. By: Chenlong Tan, Authorized Signer of BZRTH Inc. LaserPro, Ver. 20.1.10.070 Copr. Finastra USA Corporation 1997, 2020. All Rights Reserved. - CA C: \ APPS \ HARLAND \ CFI \ LPL \ I20.FC TR - 2416 PR - 7 04/16/2020

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